UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2020
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Strategic Realty Trust, Inc.
(Exact name of Registrant specified in its Charter)
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Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 5049
San Mateo, California, 94402
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On April 21, 2020, Strategic Realty Trust, Inc. (the “Company”) posted a shareholder newsletter to its website. A copy of this newsletter is provided at Exhibit 99.1 to this Current Report on Form 8-K. The information in this report, including Exhibit 99.1, is being furnished pursuant to item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.
No Distribution to Shareholders authorized for the First Quarter of 2020.
The COVID-19 pandemic has had significant impacts on many facets of the American economy. Many retailers, large and small, have been particularly hard hit. This has impacted the tenant base of the Company. In order to preserve cash in light of the uncertainty relating to the duration of shelter-in-place orders and the economic impact of COVID-19 on the Company, at a Board of Directors meeting on March 27, 2020, the Company’s Board of Directors (the “Board”) unanimously resolved not to authorize the payment of any distribution to shareholders that had previously been considered for April 30, 2020. As the COVID-19 crisis unfolds, and the Company obtains additional information regarding its impact on the Company and its assets and tenant base, the Board will continue to evaluate the payment of any future distributions on a quarter by quarter basis.
Suspension of Share Redemption Program
In order to preserve cash in light of the uncertainty relating to the duration of shelter-in-place orders and the economic impact of COVID-19 on the Company, by unanimous written consent executed on April 21, 2020, the Board approved the suspension of the share redemption program (the “SRP”), which offered redemption opportunities only in connection with a stockholder’s death or qualifying disability.
Under the SRP, the Board may amend, suspend, or terminate the SRP with 30 days’ notice to the Company’s stockholders. This Current Report on Form 8-K serves as such required notice and therefore the suspension of the SRP will be effective on May 21, 2020. The SRP will remain suspended and no further redemptions will be made unless and until the Board approves the resumption of the SRP. During the suspension, the Company will continue to accept death and disability redemption filings from shareholders, but will not take any action with regard to those requests until the Board has elected to lift the suspension and provided the terms and conditions for any continuation of the program.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Shareholder Newsletter, Dated April 21, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: April 21, 2020	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer